NovaCopper is now...

Trilogy metals inc

Corporate Presentation

September 2016

Forward Looking Statement

This presentation includes certain Forward-Looking Statements and Forward-Looking Information (collectively, "forward-looking statements") within the meaning of applicable securities laws, including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein including, without limitation, statements relating to program objectives and future plans for the project, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible" and similar expressions, or statements that events, conditions or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements are set forth principally under the slides pertaining to the Arctic preliminary economic assessment titled "Preliminary Economic Assessment on the Arctic Project, Ambler Mining District, Northwest Alaska" dated effective September 12, 2013 (the Arctic PEA) permitting process and timeline for the Ambler access road, future milestones, and elsewhere in this presentation, and may include statements regarding perceived merit of properties; exploration results and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; strategic plans; completion of transactions; market price of precious base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of resources; the need for cooperation of government agencies and native groups in the development and operation of properties; the need to obtain permits and governmental approvals; risks of mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases; fluctuations in metal prices and currency exchange rates; and other risks and uncertainties disclosed in the Company's annual report on Form 10-K for the year ended November 30, 2015 filed with the United States Securities and Exchange Commission and with the Canadian securities regulatory authorities and in other reports and documents filed with applicable securities regulatory authorities from time to time. Forward-looking statements reflect the beliefs, opinions and projections of management on the date the statements are made and are based on various assumptions, such as that permits required for the Company's operations will be obtained on a timely basis in order to permit the Company to proceed on schedule with its planned exploration and development programs, that skilled personnel and contractors will be available as the Company's operations continue to grow, that that price of copper and other metals will be at levels that render the Company's mineral projects economic, that the Company will be able to continue raising the necessary capital to finance its operations and realize on mineral resource estimates, and that the assumptions contained in the Arctic PEA, as defined below, are accurate and complete. The Company assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Corporate Highlights

TRILOGY metals inc

8 Billion Pounds of Copper, 2 Billion Pounds of Zinc and over 1 Million Ounces of Gold Equivalent Precious Metals


COPPER
.999 FINE
ONE AVDP OZ.

- ***High-Grade* Copper with Significant Zinc and Precious Metals - 100% owned**
- Located in a **Safe, Rule of Law Jurisdiction**
- **Supportive Shareholders**
- **Alaska Native Corp. Partner** and strong community relationships
- **Partnership with AIDEA** to build road infrastructure
- **District Exploration** play with significant upside
- **Strong Management Team and Board** with track record of major discoveries & project development

WHY COPPER?

- **Copper = Energy**
- All power generation requires copper
- All power transmission requires copper
- Everything electric requires copper to work
- Everything "Green" requires **More** **Copper**

➔ Copper is The **Green** Metal of the Future


COPPER
29
Cu
63.55
1085 °C
8.92 g/cc

Energy Consumption Keeps Going Up


Other renewables
Nuclear
Hydropower
Gas
Oil
Coal
Biomass
ExaJoules = 10^{18} Joules
Exajoules (EJ)
600
550
500
450
400
350
300
250
200
150
100
50
0
1850
1875
1900
1925
1950
1975
2000
Steam engine
Electric motor
Gasoline engine
Vacuum tube
Commercial aviation
Television
Nuclear energy
Microchip
WWW Internet

Source: theOilDrum.com




OIL
OIL
OIL



Copper Usage Intensity (per MW created)

TRILOGY metals inc

Conventional




1 TON
1 TON

MWh

Wind & Solar




5
TON
CHALLENGE

MWh

Off-shore Wind



10tons MWh

Clean Energy = ***More Copper***

Remarkable, Irreplaceable and Infinitely Recyclable

TRILOGY metals inc

Copper plays a significant role in transition to a low-carbon economy



+


CHARGE YOUR MODEL S

+


TESLA

More and More... copper



Think Green Think Copper

Plus Zinc and Precious Metals

Share Capitalization

Solid – Supportive Shareholder Base

Issued and outstanding	Options & Warrants [2]	Fully diluted[1]
105.0 M	12.9 M	119.5 M

Key Facts	Major Shareholders[2]	Analyst Coverage
• Trades on TSX and NYSE-MKT under symbol "**TMQ**" • Issued & outstanding shares: 105.0 M • Approximately US$10 M in cash and no debt	• Electrum Group • Paulson & Co. • Baupost Group • Resource Capital Funds • Gold First • + Mgmt = 59%	• Haywood Securities Inc. Stefan Ioannou • Rodman & Renshaw Heiko Ihle

1) Fully diluted shares include 0.9M Deferred Share Units (Directors), 0.4M Restricted Share Units (Officers), 0.3M NovaGold Arrangement Options, and 6,521,740 Warrants as at May 31, 2016

2) Electrum, Paulson & Baupost hold 100% of outstanding warrants

Ambler Mining District - Alaska

Safe Jurisdiction - Known to host deposits rich in *copper, zinc, lead, gold and silver*



N
Red Dog Mine
Kivalina
Noatak
Kiana
AMBLER MINING DISTRICT
Noorvik
Ambler
Kotzebue
Selawik
Shungnak
Kobuk
Deering
Buckland
0
50
100
km
Fairbanks
Anchorage

- Politically Stable
- Rule of Law
- Recognized Mineral Potential
- Resource Extractive Industries are the Largest Contributors to Alaska's Economy
- Well Established Permitting Process

- Agreement with NANA, Alaskan Native Corporation with 8000 Iñupiat shareholders
- Red Dog operating for over 25 years
- Local taxes from mine supports NW Arctic Borough Government and school district
- Strong local support

Native Partnership - NANA

Formal Agreement for Strong Community Relationships

- Creates an area of interest within which land acquired by either party will form part of the Agreement
- Control 353,000 Acres in 100 Km long District
- Net Smelter Royalty (1% to 2.5%)
- Option for NANA to be an equity partner (16% to 25%) or receive a net proceeds royalty (15% NPI)
- Commitment on behalf to promote employment for NANA shareholders
- Scholarships
- Oversight Committee created which includes three sub-committees
  - Subsistence
  - Workforce Development
  - Communications





ALASKA
CANADA
NANA- NovaCopper
Area of Interest
Ambler State
Mining Claims
Arctic
Bornite
NANA's Bornite
& ANCSA Lands
Ambler
Kobuk
Shungnak
Legend
Federal
NANA - Selected or conveyed
Private - other
State
Prospect
Major Deposit
NovaCopper
Upper Kobuk
Mineral Projects
General Land Status

Infrastructure Partnership - AIDEA

TRILOGY metals inc

Ambler Mining District Industrial Access Project (AMDIAP)



Barrow
Beaufort Sea
Deadhorse
Red Dog Mine
Delong Mtn. Port
UKMP
Ambler Mining District
Kotzebue
PROPOSED AMBLER ACCESS ROAD
Nome
ALASKA
Fairbanks
Fort Knox
Pogo
ALASKA RAILROAD
Donlin Gold
Point Mackenzie
Anchorage
Valdez
Bethel
Seward
Gulf of Alaska

- A road to connect the Ambler mining district to ice-free, year-round shipping at Port Mackenzie
- MOU signed with Alaska Industrial Development & Export Authority (AIDEA)
- AIDEA signed MOU with Federal Departments of Transportation and Interior (US Park Service) to support road studies through GANPP
- Governor Walker authorized AIDEA to advance AMDIAP through EIS process
- Project Description document (Consolidated Right-of-Way Application or Special Form 299) has been formally submitted to relevant State and Federal agencies;
  - → expect Scoping to be completed by year end
  - → 2-3 year permitting timeline
- AIDEA to permit and build AMDIAP (similar to Red Dog road and port – DMTS)
- Finance construction costs with low interest bonds
- Payback over 30+ years with tolls

Arctic Deposit: More Than Copper

High Grade Copper – 6% Cu Equivalent Grade



Arctic Resource
Outline
Indicated Resources of 23.8 Mt
3.26% Cu
4.45% Zn
0.76% Pb
0.71 g/t Au
53 g/t Ag
Inferred Resources of 3.4 Mt
3.22% Cu
3.84% Zn
0.58% Pb
0.59 g/t Au
53 g/t Ag

The Arctic PEA is preliminary in nature and includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. There is no certainty that that the results of the Arctic PEA will be realized.

Arctic Deposit: Naturally Diversified

High Quality Grade Copper and Zinc Concentrates with Significant Value in Precious Metals



Gold, 6%
Silver, 9%
Lead, 4%
Zinc, 21%
Copper, 60%

3 Separate Concentrates

Copper 29%
Zinc 56%
Lead 50%

Recoveries

Copper 87.1%
Gold to copper concentrate - 57.9%
Silver to copper concentrate - 40.2%

Zinc 86.8%

Lead 74%
Gold to lead concentrate - 6.8%
Silver to lead concentrate - 40.2%

The Arctic PEA is preliminary in nature and includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. There is no certainty that that the results of the Arctic PEA will be realized.

Highlights of the Arctic PEA (2013)

Lower Quartile Production Costs

- 12 year mine life at 10,000 tonnes per day
- 95Kt (210Mlbs) Annual Payable Cu Eq Production
  - 125Mlbs payable Copper per year
  - 152Mlbs payable Zinc per year
  - 24Mlbs payable Lead per year
  - 29,000oz payable Gold per year
  - 2.5Moz payable Silver per year
- Cash costs of US$0.62/lb of payable copper net of by-product credits
  - "All-in" cash costs of $US1.26/lb (Initial and sustaining capex, opex, TC/RCs, royalties...)
- Capital costs (Q2 2013): US$717.7 million startup, US$164.4 million sustaining
  - Low Capital Intensity of $6,995/t (Industry Avg. +$14,000/t)
- Pre-Tax $NPV_{8\%}$ of US$927.7 million
  - IRR of 22.8%
  - Payback of 4.6 years using base case metals prices*
- Post-Tax $NPV_{8\%}$ of US$537.2 million
  - IRR of 17.9%
  - Payback of 5.0 years using base case metal prices*

*Base case metal prices: Copper US$2.90/lb, Zinc US$0.85/lb, Lead US$0.90/lb, Silver US$22.70/oz, and Gold US$1,300/oz. The Arctic PEA is preliminary in nature and includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. There is no certainty that that the results of the Arctic PEA will be realized.

Advancing Arctic Towards Pre-Feasibility

TRILOGY metals inc

2016 Work Program US$5.5 Million

- 3000m Drilling
  - Geotech/Hydro
  - Metallurgy
  - Resource
- Technical Studies
  - OP Trade-Off
  - ABA Waste Rock
  - Pit Slope Stability
  - Hydrology
- Environmental
  - Lidar/Wetland
  - Expand Baseline
  - Aquatics
  - Avian & Large Mammal
  - Archeology
  - Subsistence
  - Endangered Species


In-fill 4
Met-6
Met-2
Met-4
In-fill 3
Met-1
In-fill 5
SRK-006
Met-3
SRK-005
In-fill 1
In-fill 2
SRK-001

District Exploration Upside

Ambler mining district hosts deposits rich in copper, zinc, lead, gold and silver


AMBLER MINING DISTRICT PROSPECTS
Historical Resource Estimate (Other Company)
NI 43-101 Technical Report
Historical Resource Estimate and/or Mineralized Drill Intercept
Other Prospect
Village
Ambler Schist Belt
Bornite Carbonate Sequence
SMUCKER
SNOW
HORSE-CLIFF
DEAD HORSE
SOUTH CLIFF
SHUNGNAK
SUNSHINE
BUD
WEST SHUNGNAK
ARCTIC
NORA
BT/JERRY CREEK
SUN
AURORA
BORNITE
PARDNER HILL
Kobuk
Shungnak
N
0 5 10 20
Kilometers

Bornite: Exciting Exploration Opportunity

2013 Drilling links South Reef and Ruby zones into >1Km Wide Continuous Zone of High-Grade Mineralization Open to the North



RC13-220
126m of 1.59% Cu
RC13-231
74.8m of 1.81% Cu
RC13-224
236m of 1.90% Cu
RC13-227
61.3m of 1.54% Cu
RC13-233
43.9m of 1.64% Cu
1 Km
1 Km
Bornite Below Pit Resources
Below-Pit Mineral Resources
55.6 Mt of 2.81% Cu Inferred
In-Pit Mineral Resources
14.1 Mt of 1.08% Cu Indicated
109.6 Mt of 0.94% Cu Inferred
Bornite In-Pit Resources
2013 UG Resource DHS

Bornite Deposit: Resources

TRILOGY metals inc

Lots of Upside Potential

Resource Classification	Cut-off
In-Pit Indicated	>0.5% Cu
In-Pit Inferred	>0.5% Cu
Below-Pit Inferred	>1.5% Cu



RC13-224
236m @ 1.9% Cu
~ 1,000m
~ 1,000m
RC13-220
126m @ 1.59% Cu
RC13-231
75m @ 1.81% Cu

Naturally Diversified

TRILOGY metals inc

8 Billion Pounds of Copper, 2 Billion Pounds of Zinc and over 1 Million Ounces of Gold Equivalent Precious Metals

Mineral Resources Table – Arctic & Bornite Deposits

	Resource Category	Tonnes Millions	Grade %	Contained Metal Mlbs
Copper				
Arctic	Indicated	23.8	3.26	1,713
	Inferred	3.4	3.22	239
Bornite In-Pit	Indicated	40.5	1.02	913
	Inferred	84.1	0.95	1,768
Bornite Below-Pit	Inferred	57.8	2.89	3,683
Zinc				
Arctic	Indicated	23.8	4.45	2338
	Inferred	3.4	3.84	285
Lead				
Arctic	Indicated	23.8	0.76	400.9
	Inferred	3.4	0.58	43.2

	Resource Category	Tonnes Millions	Grade g/t	Contained Metal Moz
Gold				
Arctic	Indicated	23.8	0.71	0.55
	Inferred	3.4	0.59	0.06
Silver				
Arctic	Indicated	23.8	53.2	40.8
	Inferred	3.4	41.5	4.5

* See Mineral Resource Notes in appendix.

Scarcity of Quality Assets

Few Located in Safe Jurisdictions

- Reservoir: 65 Mt @ 3.5% CuEq **(acquired)**
- Trilogy: 210 Mt @ 2.13% CuEq

Reservoir	**65 Mt @ 3.50% CuEq**
Bornite Open Pit	**125 Mt @ 0.98% Cu**
Bornite Below Pit	**58 Mt @ 2.89% Cu**
Arctic Open Pit	**27 Mt @ 5.81% CuEq**
Total (UKMP)	**210 Mt @ 2.13% CuEq**



Junior
Mid-Tier
Major Producer
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
% Copper Equivalent
Harper Creek
Ann Mason
Caspiche
Los Calatos
Canariaco Norte
Pumpkin Hollow
Yandera
Granaisle
Rosemont
Productora
Hillside
Copper Creek
North Met
Ghanzi
Nokomis
Kamoa
Reservoir
Bornite OP
Bornite UG
Arctic
UKMP
Santo Domingo
Bozshakol
Aktogay
Mt Milligan
Afton
Red Chris
Constancia
Casino
Taca Taca
Galeno
Toromocho
Sierra Gorda
Prosperity
Mina Justa
Boleo
Buenavista/Cananea Exp
Caserones
Tia Maria
Morenci Exp
Schaft Creek
Cobre Panama
Toquepala Exp
Radomira Tomic Exp
Relincho
Reko Diq
Cerro Casale
Sentinel
La Granja
Agua Rica
Quebrada Blanca
Andina Phase II Exp
El Morro
Pachon
Frieda River
Haquira
Galore Creek
El Teniente Exp
Los Chancas
Pebble
Michiquillay
El Arco
Chuquicamata UG Exp
Conga
Quellaveco
Antucoya
Cerro Verde Exp
Las Bambas
Salobo
Mina Ministro Hales
Tampakan
Oyu Tolgoi
Grasberg UG Exp
Escondida OGP1 Exp
Resolution
Wafi-Golpu
Olympic Dam

Chart data as at January 2014 - except for Trilogy resources data at August 2016. Source: Intierra and public filings. Note: Trilogy is not aware of the commodity pricing used to calculate the copper equivalent grade of non-Trilogy properties and substantially different commodity pricing may have been used in such calculations than was used to calculate the copper equivalent grade of the Ambler project. As a result, such copper equivalent grades may not be calculated on a consistent basis and may not be comparable. The Arctic copper-equivalent resource is calculated using the following metals price assumptions: (in USD) $2.90/lb Cu, $1,300/oz Au, $22.70/oz Ag, $0.85/lb Zn, and $0.90/lb Pb. containing 23.8 million tonnes (Mt) of Indicated Resource grading approximately 3.26% copper, 4.45% zinc, 0.76% lead, 40.8 g/t silver and 0.55 g/t gold. See "Mineral Resources for the Arctic and Bornite Projects" including footnotes in the appendix for the quantity and grade of each metal used to establish copper equivalence

WHY NOW?

Fundamental Rule of Investing

Buy Low … Sell High



SPOT COPPER PRICE - TRAILING 5 YEARS
Copper Price (US$/lb)
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
Sep-11
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14
May-14
Sep-14
Jan-15
May-15
Sep-15
Jan-16
May-16
Sep-16

WHY NOW?

High Quality Project getting Bigger and Better

Arctic's grade and development capex benchmarks well against copper development projects



800
700
600
500
400
300
200
100
-
LOM Annual Production (Mlbs Cu)
0.00%
0.25%
0.50%
0.75%
2.50%
3.50%
Resource Grade (% Cu)
Cobre Panama
Tampakan
Pebble
Kamoa
Agua Rica
Sierra Gorda
Constellation
Vizcachitas
Los Helados
Canariaco Norte
Haquira
Los Azules
Galore Creek
Carrapateena
Pumpkin Hollow
Schaft Creek
Rosemont
La Verde
Casino
Ann Mason
Copper Creek
Ajax
Cotabambas
Mirador
Kingking
Harper Creek
Zafranal
Caspiche(1)
Hillside
Los Calatos
Arctic
Arctic & Bornite
More Attractive
Less Attractive
Arctic
North America
South America
Asia / Australia
Africa
Bubble Size
(Development Capex)
$5.0bn
$2.5bn
$1.0 bn

Source: SNL Metals & Mining and company disclosure
(1) Combined oxide 60,000 tpd and sulphide (underground) 27,000 tpd scenario displayed

Summary

8 Billion Pounds of Copper, 2 Billion Pounds of Zinc and over 1 Million Ounces of Gold Equivalent Precious Metals

- 100%-owned, low capex + low opex asset
- Highest grade VMS deposit in the entire world
- Located in North America
- Endowment of metals will be recognized in bull markets
- Not fully valued in current market cap
- Mostly unexplored district of which only two deposits identified on a huge land package

TRILOGY metals inc

Trust | Respect | Integrity

Corporate Office
Suite 1950 – 777 Dunsmuir Street, Vancouver, British Columbia, V7Y 1K4 Canada
Toll Free 1.855.638.8088

NYSE-MKT, TSX: **TMQ**
www.trilogymetals.com

APPENDIX

Track Record of Exploration Success

TRILOGY metals inc

Donlin Gold Project

Thayer Lindsley Award at 2009 PDAC for revealing the enormous geological potential

Galore Creek Copper-Gold Project

Robert R. Hedley Award at the 2008 AMEBC Cordilleran Roundup for Excellence in Social and Environmental Responsibility

Ambler Mining District

Colin Spence Award for Excellence in Global Mineral Exploration

Directors

Tony Giardini

William Hayden

Gregory Lang

Kalidas Madhavpeddi

Gerald McConnell

Janice Stairs

Rick Van Nieuwenhuyse

Diana Walters

Fun Facts about Copper

- Copper was the first metal used by primitive man around 10,000 BC
- Name comes from the Latin word for Cyprus - Cuprum
- The Statue of Liberty is made out of 179,000 pounds of copper
- Up until 1982 USA pennies were 98% Copper, now they are zinc with copper plating....also known as devaluing your currency
- Police were nicknamed “Coppers” and then shortened to “Cops” for their copper badges
- Copper is an essential nutrient to all living organisms – foods rich in copper include: oysters, beef, lobster, nuts, chocolate, pepper, avocados and asparagus
- Copper has been used to brew beer since 2000 BC which defined the Bronze Age and is still used today



Area of Exclusive Exploration Rights

TRILOGY metals inc

353,000 Acres



NANA- NovaCopper Area of Interest
Ambler State Mining Claims
NANA's Bornite & ANCSA Lands
Horse Creek
Snow
Sunshine
Shungnak
Arctic
Tom Tom
Nora
BT
Pardner Hill
Bornite
Aurora
Ambler
Ambler River
Kobuk
Shungnak
Kobuk River
ALASKA
CANADA
0 2.5 5 10 15 20 km
Legend
Federal
NANA - Selected or conveyed
Private - other
State
Prospect
Major Deposit
NOVA COPPER
Upper Kobuk Mineral Projects
General Land Status

NEPA Permitting Process (EIS)


2 -3 years
+/- 3
2 years
+ 20 years
7 -10 years
EXPLORATION & ENVIRONMENTAL STUDIES
PERMITTING
ENGINEERING & CONSTRUCTION
OPERATIONS
CLOSURE
MONITORING
3 yrs
1 yr
1 - 3 mos
12 - 18 mos
12 - 18 mos
3 - 6 mos
3 - 6 mos
3 - 6 mos
Baseline Data Gathering
Permit Application (Consolidated Right of Way Application)
Notice of Intent
Public Scoping
Preliminary Draft EIS
Draft EIS
Public Comment Period
Final EIS Record of Decision Permit Issuance

Mineral Resources for the Arctic & Bornite Projects

TRILOGY metals inc

Deposit	Cut-off	Tonnes (M)	Cu%	Zn%	Pb%	Ag g/t	Au g/t	Cu (Mlbs)	Cu Eq[5] (Mlbs)	Tonnes Cu	Tonnes Cu Eq[5]
Indicated											
Arctic[1,2]	US$35/tonne NSR	23.8	3.26	4.45	0.76	53.2	0.71	1,713	3,087	777,000	1,400,000
Bornite (In-Pit)[3]	0.5% Cu	40.5	1.02					913	913	413,000	413,000
							Total Indicated	**2,626**	**4,000**	**1,190,000**	**1,813,000**
Inferred											
Arctic[1,2]	US$35/tonne NSR	3.4	3.22	3.84	0.58	41.5	0.59	239	399	108,000	181,000
Bornite (In-Pit)[3]	0.5% Cu	84.1	0.95					1,768	1,768	802,000	802,000
Bornite (Below Pit)[4]	1.5% Cu	57.8	2.89					3,683	3,683	1,671,000	1,671,000
							Total Inferred	**5,690**	**5,850**	**2,581,000**	**2,654,000**

Notes:

a) Mineral Resources are not Mineral Reserves and do not have demonstrated economic viability. There is no certainty that all or any part of the Mineral Resources will be converted into Mineral Reserves.
b) These resource estimates have been prepared in accordance with NI 43-101 and the CIM Definition Standard, unless otherwise noted.
c) See numbered footnotes below on resource information.
d) Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade and contained metal content.
e) Tonnage and grade measurements are in metric units. Contained gold and silver ounces are reported as troy ounces; contained copper, zinc, and lead pounds as imperial pounds.
f) g/t = grams per tonne
g) All amounts are stated in U.S. dollars unless otherwise noted.

Resource Footnotes

1) Resources stated as contained within a potentially mineable open pit design using a constant NSR cut-off of US$35.01/tonne milled.
2) NSR calculation is based on assumed metal prices of $2.90/lb for copper, $0.85/lb for zinc, $0.90/lb for lead, $22.70/oz for silver, and $1,300/oz for gold. Appropriate mining costs, processing costs, metal recoveries and inter ramp pit slope angles were used to generate the pit design. The $35.01/tonne milled cut-off is calculated based on a process operating cost of $19.03/tonne, G&A of $7.22/tonne and site services of $8.76/tonne. NSR equals payable metal values, based on the metal prices outlined above, less applicable treatment, smelting, refining costs, penalties, concentrate transportation costs, insurance and losses and royalties.
3) Resources stated as contained within a pit shell developed using a metal price of $3.00/lb for copper, mining costs of $2.00/tonne, milling costs of $11/tonne, G&A cost of $5.00/tonne, 87% metallurgical recoveries and an average pit slope of 43 degrees.
4) Mineral resources at a 1.5% cut-off are considered as potentially economically viable in an underground mining scenario based on an assumed projected copper price of $3.00/lb, underground mining costs of $65.00 per tonne, milling costs of $11.00 per tonne, G&A of $5.00 per tonne, and an average metallurgical recovery of 87%.
5) The Arctic copper-equivalent resource is calculated using the following metal price assumptions: (in USD) $2.90/lb Cu, $0.85/lb Zn, $0.90/lb Pb, $22.70 oz Ag , and $1,300/oz Au. Calculation excludes any adjustments for metal recoveries. Net of by-product credit.

Mineral Resources for the Arctic & Bornite Projects

TRILOGY metals inc

Definitions & Notes

Mineral Resources: "measured", "indicated" and "inferred" mineral resources are estimated in accordance with the definitions of these terms adopted by the Canadian Institute of Mining, Metallurgy and Petroleum ("CIM") in November, 2010 updated in May 2014 and incorporated in National Instrument 43-101, Standards of Disclosure for Mineral Projects ("NI 43-101"), by Canadian securities regulatory authorities. Mineral Resources are not Mineral Reserves and do not have demonstrated economic viability. There is no certainty that all or any part of the Mineral Resources will be converted to Mineral Reserves.

Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade and contained metal content. Tonnage and grade measurements are in metric units. Contained gold and silver ounces are reported as troy ounces; contained copper, zinc, and lead pounds as imperial pounds. All amounts are stated in U.S. dollars unless otherwise noted.

g/t = grams per tonne

Comments on Individual Projects

Arctic

Resources stated as contained within a potentially economically minable open pit design using a constant NSR cut-off of $35.01/tonne milled. NSR calculation is based on assumed metal prices of $2.90/lb for copper, $0.85/lb for zinc, $0.90/lb for lead, $22.70/oz for silver, and $1,300/oz for gold. Appropriate mining costs, processing costs, metal recoveries and inter ramp pit slope angles were used to generate the pit design. The $35.01/tonne milled cut-off is calculated based on a process operating cost of $19.03/tonne, G&A of $7.22/tonne and site services of $8.76/tonne. NSR equals payable metal values, based on the metal prices outlined above, less applicable treatment, smelting, refining costs, penalties, concentrate transportation costs, insurance and losses and royalties.

Bornite

In-Pit mineral resources stated as contained within a pit shell developed using a metal price of $3.00/lb for copper, mining costs of $2.00/tonne, milling costs of $11/tonne, G&A cost of $5.00/tonne, 87% metallurgical recoveries and an average pit slope of 43 degrees. Below-Pit mineral resources at a 1.5% cut-off are considered as potentially economically viable in an underground mining scenario based on an assumed projected copper price of $3.00/lb, underground mining costs of $65.00 per tonne, milling costs of $11.00 per tonne, G&A of $5.00 per tonne, and an average metallurgical recovery of 87%.

NI 43-101 Compliant Resources

TRILOGY metals inc

Cautionary Note Concerning Resource Estimates

This summary table may use the term "resources", "measured resources", "indicated resources" and "inferred resources". United States investors are advised that, while such terms are recognized and required by Canadian sercurities laws, the United States Securities and Exchange Commission (the "SEC") does not recognize them. Under United States standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. United States investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into reserves. Further, inferred resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. It cannot be assumed that all or any part of the inferred resources will ever be upgraded to a higher category. Therefore, United States investors are also cautioned not to assume that all or any part of the inferred resources exist, or that they can be mined legally or economically. Disclosure of "contained ounces" is permitted disclosure under Canadian regulations, however, the SEC normally only permits issuers to report "resources" as in place tonnage and grade without reference to unit measures. Accordingly, information concerning descriptions of mineralization and resources contained in this release may not be comparable to information made public by United States companies subject to the reporting and disclosure requirements of the SEC.

NI 43-101 is a rule developed by the Canadian Securities Administrators, which established standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Unless otherwise indicated, all resource estimates contained in this circular have been prepared in accordance with NI 43-101 and the CIM Definition of Standards.

Technical Report and Qualified Persons

The documents referenced below provide supporting technical information for each of the Company's projects.

Project	Qualified Person(s)	Most Recent Disclosure & Filing Date
Arctic	Michael F. O'Brien, M.Sc., Pr.Sci.Nat, FGSSA, FAusIMM, FSAIMM, Tetra Tech Sabry Abdel Hafez, Ph.D., P.Eng., Tetra Tech Jianhui Huang, Ph.D., P.Eng., Tetra Tech Hassan Ghaffari, M.Sc., P.Eng., Tetra Tech Michael Chin, P.Eng., Tetra Tech Graham Wilkins, P.Eng., EBA Marvin Silva, Ph.D., PE, P.Eng., Tetra Tech Jack DiMarchi, CPG, Tetra Tech H. Wayne Stoyko, P.Eng., Tetra Tech	Preliminary Economic Assessment Report on the Arctic Project, Ambler Mining District, Northwest Alaska - Effective Date July 30, 2013; Filed September 12, 2013
Bornite	Dr. Bruce M. Davis, FAusIMM, BD Resource Consulting Inc. Robert Sim, P.Geo., Sim Geological Inc. Jeff Austin, P.Eng., International Metallurgical & Environmental Inc.	NovaCopper Press Release – April 19, 2016

DISCLOSURE REGARDING SCIENTIFIC AND TECHNICAL INFORMATION

Unless otherwise indicated, all reserve and resource estimates included in this presentation have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects ("NI 43-101") and the Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards for Mineral Resources and Mineral Reserves ("CIM Definition Standards"). Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission ("SEC"), and reserve and resource information in this presentation may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term "resource" does not equate to the term "'reserves". Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC's disclosure standards normally do not permit the inclusion of information concerning "measured mineral resources", "indicated mineral resources" or "inferred mineral resources" or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves" by U.S. standards in documents filed with the SEC. U.S. investors should also understand that "inferred mineral resources" have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an "inferred mineral resource" will ever be upgraded to a higher category. Under Canadian rules, estimated "inferred mineral resources" may not form the basis of feasibility or pre-feasibility studies except in rare cases. Investors are cautioned not to assume that all or any part of an "inferred mineral resource" exists or is economically or legally mineable. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves" are also not the same as those of the SEC, and reserves reported in compliance with NI 43-101 may not qualify as "reserves" under SEC standards. Accordingly, information concerning mineral deposits set forth herein may not be comparable to information made public by companies that report in accordance with United States standards.

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